UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 22, 2018

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01	Other Events.

On March 22, 2018, the shareholders of New Jersey Community Bank (“NJCB”) approved and adopted the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 6, 2017, by and among 1st Constitution Bancorp (the “Company”), 1st Constitution Bank, a subsidiary of the Company (the “Bank”), and NJCB, providing for the merger of NJCB with and into the Bank, with the Bank as the surviving entity (the “Merger”).

The closing of the Merger remains subject to a number of conditions as set forth in the Merger Agreement.  The Company anticipates that the Merger will close during April 2018.

A copy of the joint press release issued by the Company and NJCB regarding the foregoing event is filed as Exhibit 99 hereto and is incorporated by reference in this Item 8.01.

Cautionary Language Concerning Forward-Looking Statements

Information in this press release, including statements as to the expected timing, completion and effects of the Merger, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules regulations and releases of the Securities and Exchange Commission.  Such forward-looking statements include, but are not limited to, statements about the benefits of the Merger, including future financial and operating results and the Company’s or NJCB’s future expectations, beliefs, goals, plans or prospects.  Any statements that are not statements of historical fact, including statements containing such words as “will,” “could,” “plans,” “intends,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “anticipate,” “estimated,” or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue influence on these forward-looking statements, which speak only as of the date hereof.  Such statements are based upon the current beliefs and expectations of the management of the Company and NJCB and are subject to significant risks and uncertainties outside of our control.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) delays in closing the Merger or other risks that any of the closing conditions to the Merger may not be satisfied in a timely manner; (3) the inability to realize expected cost savings and synergies from the Merger in the amounts or in the timeframe anticipated; (4) the diversion of management’s time from ongoing business operations due to issues relating to the Merger; (5) costs or difficulties relating to integration matters might be greater than expected; (6) material adverse changes in the Company’s or NJCB’s operations or earnings; (7) potential litigation in connection with the Merger; and (8) the inability to retain NJCB’s customers and employees.

There are important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the factors described under “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K, which was filed with the Commission on March 19, 2018.  Such factors include, but are not limited to, the overall economy and the interest rate environment; the ability of customers to repay their obligations; competition; significant changes in accounting, tax or regulatory practices and requirements; certain interest rate risks; and risks associated with speculative construction lending.  Although management has taken certain steps to mitigate any negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and could have an adverse effect on profitability.  The Company undertakes no obligation to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Title

99	Joint Press Release of 1st Constitution Bancorp and New Jersey Community Bank, dated March 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: March 22, 2018	By:	/s/ Robert F. Mangano
		Name:	Robert F. Mangano
		Title:	President and Chief Executive Officer